                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    June 17, 2001
                                                  ------------------------------


                               Purina Mills, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                             33-66606                     76-0407288
--------------------------------------------------------------------------------
(State or Other                     (Commission             (I.R.S. Employer
Jurisdiction of                     File Number)            Identification No.)
Incorporation)


1401 South Hanley Road, St. Louis, Missouri                            63144
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:   (314) 768-4100
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

                  On June 18, 2001, Purina Mills, Inc. (the "Company") announced that it entered into an Agreement and Plan of Merger, dated as of June 17, 2001 (the "Merger Agreement"), with Land O'Lakes, Inc., a Minnesota cooperative corporation, LOL Holdings II, Inc., a Delaware corporation and a wholly owned subsidiary of Land O'Lakes, Inc., and LOL Holdings III, Inc., a Delaware corporation and wholly owned subsidiary of LOL Holdings II, Inc. The Merger Agreement provides for the merger of LOL Holdings III, Inc. with and into the Company (the "Merger"), whereby each publicly outstanding share of common stock, par value $.01 per share, of the Company (the "Common Stock"), other than shares as to which dissenters' rights have been duly demanded and perfected under the General Corporation Law of the State of Delaware, will be converted into the right to receive $23 per share in cash, without interest (the "Merger Consideration").

                  The Merger Agreement also contains a number of representations, warranties and covenants by the parties, is subject to a number of conditions and may be terminated under certain circumstances, all as set forth in the Merger Agreement.

                  On June 17, 2001, the Directors of the Company approved Amendment No. 3 (the "Plan Amendment") to the Rights Agreement, dated as of June 29, 2000, as amended (the "Rights Plan"), between the Corporation and Wells Fargo Bank Minnesota, N.A. (successor to Norwest Bank Minnesota, N.A.). The Plan Amendment made the provisions of the Rights Plan inapplicable to the transactions contemplated by the Merger Agreement. The Plan Amendment also provides that a person or entity (other than the Company, certain related persons and GSCP Recovery, Inc.) will become an acquiring person under the Rights Plan if such person or entity, together with all of its affiliates and associates, becomes the beneficial owner of 10% or more of the outstanding Common Stock of the Company. If any person or entity (other than the Company, certain related persons and GSCP Recovery, Inc.), together with its affiliates and associates, beneficially owns 10% or more of the outstanding Common Stock of the Company as of, and immediately prior to the execution and delivery of the Merger Agreement, that person or entity will not be deemed to have become an acquiring person under the Rights Plan unless and until such time as such person or entity or any of its affiliates or associates becomes the beneficial owner of additional shares of the Company's Common Stock.

                  The Merger Agreement and the press releases issued by the Company in connection therewith are filed herewith as Exhibits 2.1, 99.1 and 99.2, respectively, and are incorporated herein by reference. The Plan Amendment is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The descriptions of the Merger Agreement and the Plan Amendment set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements.

ITEM. 7           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired: None.

                  (b)      Pro Forma Financial Information: None.

                  (c)      EXHIBITS:

                           2.1 Agreement and Plan of Merger, dated as of June 17, 2001, by and among the Company, Land O'Lakes, Inc., LOL Holdings II, Inc. and LOL Holdings III, Inc.

                           4.1 Amendment No. 3, dated as of June 17, 2001, to the Rights Agreement, dated as of June 29, 2000, as amended, between the Company and Wells Fargo Bank Minnesota, N.A. (successor to Norwest Bank Minnesota, N.A.).

                           99.1     Press Release, dated June 18, 2001,
                                    regarding the Merger.

                           99.2     Press Release, dated June 18, 2001,
                                    regarding the Plan Amendment.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PURINA MILLS, INC.



Dated:  June 18, 2001            By:   /s/ Darrell D. Swank
                                       ----------------------------------------
                                       Darrell D. Swank
                                       Executive Vice President,
                                       Chief Financial Officer and
                                       Secretary

                                INDEX TO EXHIBITS


Exhibit                    Description of Exhibit
-------                    ----------------------


2.1 Agreement and Plan of Merger, dated as of June 17, 2001, by and among the Company, Land O'Lakes, Inc., LOL Holdings II, Inc., and LOL Holdings III, Inc.



4.1 Amendment No. 3, dated as of June 17, 2001, to the Rights Agreement, dated as of June 29, 2000, as amended, between the Company and Wells Fargo Bank Minnesota, N.A. (successor to Norwest Bank Minnesota, N.A.).


99.1                Press Release, dated June 18, 2001, regarding the Merger.

99.2                Press Release, dated June 18, 2001, regarding the Plan
                    Amendment.